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                                                                   Exhibit 10.10

                                                              Shen (Nan) 0016287

                                              Registration No.: ________________

                              SHENZHEN REAL ESTATE

                                 LEASE AGREEMENT

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                                 Special Notice

     1. This model agreement is drafted in accordance with or in reference to the Contract Law of the People's Republic of China, the Real Estate Lease Regulation of Shenzhen Special Economic Region and its Implemental Rules and other relevant laws and regulations and could be adopted by the parties upon agreement.

     2. Before executing this Agreement, both parties shall read this agreement carefully and may revise any article hereof through discussion.

     3. Before executing this Agreement, the lessor shall show to the lessee the real estate right certificate or other effective certificate proving its ownership on the real estate and other proof indicating the identity or legal qualification of the lessor. A power of attorney shall be provided in the case that the real estate is under custody of others; in case that the real estate to be leased is under co-ownership, then a power of attorney and documents proving the consent of other co-owners shall be provided. The lessee shall show to the lessor its identity certificate or legal qualification certification.

     4. The parties shall enter into this agreement based on the principal of free will, justice and faithfulness. Neither party may impose its will above that of the other party. Any third party may not intervene illegally.

     5. The parties shall execute and implement the agreement in accordance with law and may not violate relevant procedural provisions of law or take any illegal action.

     6. Upon execution, this agreement shall become legally binding on both parties. Either party shall perform its obligations in accordance with agreement between both parties and may not change or terminate the agreement without permission, unless required by law or upon agreement.

     7. The content in the agreement filled in by the parties shall be made using fountain pens, brush pens, or signing pens and confirmed with signatures or stamps. Any alteration in the agreement shall be confirmed with signatures or stamps of both parties.

     8. Certain articles of this agreement provide blank (indicated by underlines) for the parties to achieve agreement, while certain articles provide options for the parties (indicated with [ ])

     9. This agreement is a model version and the parties may make selection, supplement, filling or modification against the content. After execution, the content that is not altered and the content filled in by the parties (as confirmed with signatures or stamps by both parties) will be deemed as content agreed under this agreement.

     10. The selection, supplement, fill-in or alteration made in handwriting under this agreement shall prevail.

     11. After executing this agreement, both parties shall make registration and filing with relevant real estate lease administration authority on a timely basis.

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     12. The parties involved may decide the copies of originals of this agreement based on actual demand and check carefully when executing the agreement to ensure consistency of all copies. Under any circumstance, either party shall hold at least one original respectively.

     13. In case of any material change of content hereof, termination or loss of any copy, the parties shall go through relevant procedures with the original registration authority on a timely basis.

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                           REAL ESTATE LEASE AGREEMENT

Lessor (Party A): Shenzhen Renbao Investment Real Estate Management Limited

Address: No. 77 Buxin Dongxiao Road, Shenzhen

Mail Code:
           _________________________________

Attorney:
          __________________________________

Address:
         ___________________________________

Mail Code:
           _________________________________

Lessee (Party B): Shenzhen Nepstar Pharmaceutical Co., Ltd.

Address:
         ___________________________________

Mail Code:
           _________________________________

Business License or ID No.:
                            ________________

Attorney:
          __________________________________

Address:
         ___________________________________

Mail Code:
           _________________________________

     In accordance with the Contract Law of the People's Republic of China, the Urban Real Estate Administration Law of the People's Republic of China, and the Real Estate Lease Regulation of Shenzhen Special Economic Region and its Implemental Rules, upon discussion, Party A and Party B enter into this agreement.

     ARTICLE 1 Party A lets the premises (hereinafter referred to as the "Leased Premises") located in south of 7th floor (sixth floor by elevator) of the Xinnengyuan Building, Nanyou Road, Nanshan District, Shenzhen to Party B. The aggregate construction area of the Leased Premises is 1412.94 square meters and the building has 12 floors in total.

     The owner of the Leased Premises: Shenzhen City Renbao Investment Real Estate Management Limited; Name and Number of the Real Estate Right Certificate or other effective certification that can prove the property right: Real Estate Certificate 4000045871; Usage of the Leased Premises: for office.

     ARTICLE 2 The unit rent of the Leased Premises shall be Renminbi __________

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yuan per month per square meters [not applicable], and the aggregate monthly rent shall be Renminbi 35,323.50 yuan (please refer to the annex for details).

     ARTICLE 3 Party B shall pay rent for the first month prior to July 11, 2004, the amount of which is Renminbi 23549.00 yuan.

     ARTICLE 4 Party B shall pay the rent to Party A:

     [X] in the first 5 days of each month;

     [ ] in the first ____ days of ____ month of each quarter;

     [ ] in the first ____ days of ____ month of each half year; or

     [ ] in the first ____ days of ____ month of each year.

     Party A shall provide Party B a tax receipt when receiving the rent.

     (The parties shall select one among above four items and add "[X]" on the [ ] of the selected item.)

     ARTICLE 5 The term for Party B to use the Leased Premises shall commence from June 16, 2004 and end on June 15, 2009.

     The term agreed above may not exceed the land use term approved and the exceeding part shall be invalid. Any loss arising thereby shall be distributed in accordance as agreed between the parties; in case of no agreement, born by Party A.

     ARTICLE 6 Party A shall let the Leased Premises for statutory usage.

     Party B shall use the Leased Premises for statutory usage and may not change without permission.

     To change the statutory usage of the Leased Premises, Party B shall obtain written consent from Party A and apply for change of usage of the premises with real estate administrative authority according to provisions of relevant laws and regulations and may not do so until approved.

     ARTICLE 7 Party A shall hand over the Leased Premises to Party B and satisfy relevant handover procedures prior to June 16, 2004.

     If Party A hands over the Leased Premises later than the time as aforesaid, Party B may request to extend the term of this Agreement correspondingly. Both parties shall confirm it in writing and file with the contract registration authority.

     ARTICLE 8 In handover of the Leased Premises, both parties shall check and confirm current condition, auxiliary properties and other relevant matters of the Leased Premises and its auxiliary facilities and provide a list of which in an annex hereto for supplement.

     ARTICLE 9 In handover of the Leased Premises, Party A may obtain from Party B a lease deposit equivalent to no more than three-month rent, that is, Renminbi 100,000 yuan (in character: one hundred thousand yuan).

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     When receiving such lease deposit, Party A shall provide Party B a receipt.

     The conditions for Party A to return to Party B the deposit:

     1.   when the agreement expires and all relevant fees have been cleared.

     2.   ______________________________________________________________________

     3.   ______________________________________________________________________

     [X] Only one of above conditions shall be satisfied.

     [ ] All of above conditions shall be satisfied.

     (The parties shall select one among above two items and add "[X]" on the [ ] of the selected item.)

     In any of following events, Party A will not return the deposit:

     1. that Party B makes decoration to the Leased Premises without written consent of Party A;


     2. that Party B sub-lets the Leased Premises to other party without written consent of Party A.

     3.   ______________________________________________________________________

     ARTICLE 10 During the lease, Party A shall be responsible for payment of use fee of the land occupied by the Leased Premises and taxes, premises lease management fee and ______ fee incurred due to real estate lease; Party B shall be responsible for payment of water and electricity expense, cleaning fee, house (building) management fee, _____ expense and other expense incurred due to use of the Leased Premises. [not applicable]

     ARTICLE 11 Party A shall guarantee that the Leased Premises and its auxiliary facilities handed over are suitable for lease purpose and the safety facilities comply with requirements of relevant laws, regulations or rules.

     In the event that Party B incurs any personal or property damage in the Leased Premises due to Party A's fault or negligence, Party B shall have the right to claim for corresponding compensation against Party A.

     ARTICLE 12 Party B shall use the Leased Premises and its auxiliary facilities in a reasonable way and may not use the Leased Premises for any illegal activities. Party A may not interrupt or hinder Party B from normal and reasonable use of the Leased Premises.

     ARTICLE 13 If during the course using the Leased Premises by Party B, there is or occurs any damage or malfunction with the Leased Premises or its auxiliary facilities which may affect its safety and normal use, Party B shall inform Party A on a timely basis and take possibly effective measures to prevent further expansion of the defect. Party A shall start to repair or directly entrust Party B to repair in ____ days after

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receiving notice from Party B. If Party B is unable to inform Party A or Party A fails to perform its obligation to repair within aforesaid period after receiving such notice, Party B may make repair after filing with the contract registration authority. [not applicable]

     In the event that immediate repair is required due to urgent event, Party B shall make repair first and inform Party A of relevant situation on a timely basis.

     The repair expense incurred under the foregoing two provisions (including reasonable expenses incurred by Party B in repairing or preventing expansion of defect) shall be born by Party A. If Party B fails to perform its obligation under the foregoing two provisions to inform on a timely basis or take possibly effective measures which causes further loss, such (further) repair expense shall be born by Party B.

     ARTICLE 14 If any safety risk, damage or malfunction arise with the Leased Premises or its auxiliary facilities due to misuse or unreasonable use by Party B, Party B shall inform Party A on a timely basis and be responsible for repair or compensation. If Party B refuses to repair or compensate, after filing with the contract registration authority, Party A may make repair directly with relevant repair expenses born by Party B.

     ARTICLE 15 During the term of this Agreement, to conduct rebuilding, enlargement or decoration to the Leased Premises by either Party A or Party B, the parties shall enter into an additional written agreement.

     In the case provided above, if approval of relevant authorities is required, such rebuilding, enlargement or decoration may not be made until approved.

     ARTICLE 16

     [ ] During the term of lease, Party B may sub-let all or part of the Leased Premises to a third party and register with relevant premises lease supervising authority, provided that, the term of such sub-lease shall not exceed the term of lease agreed under this Agreement.

     [ ] Party B may not sub-let all or part of the Leased Premises to any third party. However, during the term of lease, upon written consent of Party A, Party B may go through registration procedure based on such consent, provided that, the term of such sub-lease shall not exceed the term of lease agreed under this Agreement.

     [X] During the term of lease, Party B may not sub-let all or part of the Leased Premises to any third party.

     (The parties shall select one item among above three items and add "[X]" on the [ ] of the selected item.)

     ARTICLE 17 During the term of this Agreement, in case that Party A plans to transfer all or part of the property right of the Leased Premises, it shall notify Party B in writing one month prior to such transfer. Under the same condition, Party B shall have the right of first refusal to purchase.

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     When transferring the Leased Premises to a third party, Party A shall be obligated to inform the assignee to continue with implementation of this Agreement when executing the transfer agreement.

     ARTICLE 18 During the term of this Agreement, in any of the following events, this Agreement may be terminated or modified:

     a. that it is impractical to implement this Agreement due to force majeure;

     b. that the Leased Premises is confiscated, taken over, taken back or demolished by the government;

     c.   that the parties achieve agreement on termination or modification.

     ARTICLE 19 In any of the following events, with respect to losses caused, Party A may,

     [X] request Party B to compensate its loss;

     [X] keep the lease deposit;

     [ ] request Party B to pay a liquidated damage of Renminbi _____ yuan (in character: ________yuan).

     (The parties shall select among above three items through discussion and add "[X]" on the [ ] of the selected item.)

     a.   that Party B delays to pay rent for more than 30 days (one month);

     b. that the delay of Party B may cause Party A losses of more than thirty thousand yuan;

     c. that Party B uses the Leased Premises for illegal purpose against interest of public or any other party;

     d. that Party B changes the structure or statutory usage of the Leased Premises without permission;

     e.   that Party B fails to repair or pay repair expenses according to
          Article 14 hereof, which cause serious damage to the real estate or facilities;

     f. that Party B conducts decoration to the Leased Premises without consent of Party A and approval of relevant authorities; or

     g. that Party B sub-lets the Leased Premises to a third party without permission.

     In addition to imposing on Party B liability for compensation or breach of contract, Party A may also terminate this Agreement or request to modify the Agreement, as the case may be.

     ARTICLE 20 In any of the following events, with respect to losses caused, Party B may,

     [X] require Party A to compensate its loss;

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     [ ] request Party A to return double of the lease deposit;

     [ ] request Party A to pay a liquidated damage of Renminbi _____ yuan (in character: ________ yuan).

     (The parties shall select among above three items through discussion and add "[X]" on the [ ] of the selected item.)

     a. that Party A delays to hand over the Leased Premises for more than 30 days (one month);

     b. that Party A is in breach of Item 1 of Article 11 hereof which makes it impossible to realize the purpose of lease on the part of Party B;

     c.   that Party A fails to repair or pay repair expenses in violation of
          Article 13 hereof; or

     d. that Party A conducts rebuilding, enlargement or decoration to the Leased Premises without consent of Party B or approval of relevant authorities;

     In addition to imposing on Party A liability for compensation or breach of contract, Party A may also terminate this Agreement (in which case Party B shall inform Party A in writing and return the Leased Premises after receiving relevant compensation) or request to modify the Agreement, as the case may be.

     During the period from the time when Party A receives notice to the time when Party B gets compensation, Party B needs not to pay any rent to Party A.

     ARTICLE 21 After termination of this Agreement, Party B shall vacate and return the Leased Premises in 5 days, ensure the Leased Premises and its auxiliary facilities in good condition and pay off various fees that shall be born by Party B and complete relevant handover procedures.

     In case that Party B delays in vacating of or returning the Leased Premises, Party A shall have the right to take back the Leased Premises and charge a double rent against Party B for the delay period.

     ARTICLE 22 In case that Party B is willing to continue renting the Leased Premises after expiry of the lease term agreed hereunder, Party B shall raise such renewing request to Party A two months prior to the expiry date. Under the same condition, Party B shall have the priority right to rent the Leased Premises.

     If agreement is achieved between the parties concerning renewal, Party A and Party B shall execute a new agreement separately and register such agreement with contract registration authority again.

     ARTICLE 23 Party A and Party B shall comply with provisions agreed hereunder on its own initiative. Either party in breach of contract shall bear corresponding liability for its breach in accordance with this Agreement.

     ARTICLE 24 Parties may make additional agreement with respect to matters not

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covered by this Agreement in annexes. The content of the annexes, as a part of this Agreement shall have equal effect with the text of this Agreement after being signed and stamped by the parties.

     Any modification on this Agreement by both parties during the term of lease shall be registered with the original contract registration authority. Upon registration, such agreement shall have equal effect as this Agreement.

     ARTICLE 25 Any dispute arising between the Parties involving this Agreement shall be resolved through negotiation. In case of failure to resolve through negotiation, either party may apply for mediation by the registration authority. In case of failure to resolve by mediation, either party may

     [X] apply for arbitration by Shenzhen Arbitration Commission;

     [ ] apply for arbitration by Shenzhen Branch of China International Economics and Trade Commission; or

     [ ] file litigation in the People's Court.

     (The parties shall select one among above three dispute resolution ways through negotiation and add "[X]" on the [ ] of the selected item.)

     ARTICLE 26 This Agreement shall become effective on the date of execution. Parties shall apply for registration in supervision authority in ten days after executing this Agreement.

     ARTICLE 27 The Chinese version of this Agreement is the formal version.

     ARTICLE 28 This Agreement is executed in four originals, of which one shall be kept by Party A, one by Party B, one by the contract registration authority and one by other relevant authority.


Party A (signature and/or stamp) /s/ Shenzhen Renbao Investment Real Estate
                                     Management Limited

Legal Representative:
                      ________________

Contact Tel.: ________________________

Bank Account: ________________________


Agent (signature and/or stamp): /s/ Ye Shaoxin                     June 11, 2004

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Party B (signature and/or stamp)


/s/ Shenzhen Nepstar Pharmaceutical Co., Ltd.

Legal Representative: _______________________________

Contact Tel.: _______________________________________

Bank Account: _______________________________________

Agent (signature and/or stamp): _____________________


/s/ Wang Ming                                                      June 11, 2004


Registrar (signature and/or stamp):


/s/ Liao Ziwei


Contract Registration Authority (signature and/or stamp):


/s/ Property Administration of Nanshan District, Shenzhen City

                                                                   June 18, 2004

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(Annex)

Supplementary Agreement:

1. Party A agrees that the period from June 16, 2004 to July 10, 2004 is the fit-out period for Party B, during which Party B needs not pay any rent except property managing fee and water and electricity charge. If Party A delays in handing over the premises, the fit-out period shall be postponed correspondingly. As long as Party B's fit-out plan is not in violation of fire-protection safety rules and does not harm the major structure of the premises, Party A shall confirm on a timely basis.

2. Parties agree to revise Article 13 of the Agreement as the following: if during the term of lease, there is any malfunction or damage with the facilities (except with the major structure) and the air-conditioning system of the premises, Party B shall be responsible for repair and bear relevant repair expenses. After expiry of the lease term, Party B shall return Party A with normal and complete facilities (including air-conditioner).

3. The management fee and water and electricity charge of the leased premises shall be paid by Party B directly to the management office every month.

4. Parties agree that the unit rent for the leased premises shall be 25 yuan/m(2) per month for the period from July 11, 2004 to July 10, 2008 and 26 yuan/m2 per month for the period from July 11, 2008 to July 10, 2009.


Party A: /s/ Shenzhen Renbao               Party B: /s/ Shenzhen Nepstar
             Investment Real Estate                     Pharmaceutical Co., Ltd.
             Management Limited

June 11, 2004                              June 11, 2004

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MATERIALS TO BE SUBMITTED FOR REGISTRATION OF REAL ESTATE LEASE AGREEMENT:

1. real estate right certificate or other effective certificate proving the ownership of relevant right on the real estate (the original presented with a photocopy submitted);

2. identity certificates or legal qualification certificates of lessor and lessee, including:

a. for institutions

organization establishment document or business license (the original presented with a photocopy submitted);

the original of legal representative certification;

identity certificate of legal representative (the original presented with a photocopy submitted) and the original of power of attorney (the power of attorney for a foreign entity shall be notarized or certified as required).

b. for individual

identity certificate or legal qualification certificate of the lessor (the original presented with a photocopy submitted).

If the purpose of leased premises is for residence and the lessee is a woman at child-bearing age, marriage and childbirth certificate for floating population issued by family-planning authority of the town (street) where the lessee currently inhabits is required.

3. in case that the real estate is under custody of others, the power of attorney and identity certificate of the custodian; in case that the real estate leased is under co-ownership, consent of lease by all co-owners and power of attorney.

4. the real estate lease agreement.